UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-10467
Causeway Capital Management Trust
(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor
Los Angeles, CA 90025
(Address of principal executive offices) (Zip code)
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-866-947-7000
Date of fiscal year end: September 30
Date of reporting period: March 31, 2011

Item 1. Reports to Stockholders
Table of Contents

Letter to Shareholders	2

Schedule of Investments	6

Sector Diversification	10

Statement of Assets and Liabilities	11

Statement of Operations	12

Statement of Changes in Net Assets	13

Financial Highlights	14

Notes to Financial Statements	16

Disclosure of Fund Expenses	23

Letter to Shareholders
For the six months ended March 31, 2011, the Causeway International Value Fund Institutional Class returned 13.42% and Investor Class returned 13.32% compared to the MSCI EAFE® Index (“EAFE Index”) return of 10.33% for the same period.
Performance Review
International equity markets extended the recovery that began in March 2009. The first three months of calendar 2011 brought plenty of news to digest. Demonstrations in the Middle East sent energy prices higher beginning in January. In March, a record-breaking Japanese earthquake, tsunami, and nuclear crisis inflicted tragedy to many families in the world’s third largest economy. Investors had to estimate the likely post-quake-related constraints on the global manufacturing supply chain. Portugal became the third euro zone country after Greece and Ireland to request financial help from the European Union and the International Monetary Fund for its fiscal woes. Despite these challenges, most global equity markets continued their ascents, as investors focused on improving global growth supported by accommodative monetary policy. The best performing sectors in the EAFE Index were energy, materials, and industrials, while the biggest laggards were utilities, consumer staples and health care. Every market in the Index produced positive returns over the period. The best performing developed international equity markets (each delivered double-digit returns measured in US dollars) included Norway, Austria, Germany, Denmark, New Zealand, and Ireland. The biggest laggards (albeit, all in positive territory) included Belgium, Israel, Greece, Spain, Hong Kong, and Singapore. The US dollar depreciated versus free-floating major currencies this period, especially the Australian dollar, Swiss franc, Canadian dollar, and the euro, thus amplifying dollar-denominated returns in those regions.
Due primarily to superior stock selection across a broad array of industries, the Fund outperformed the EAFE Index during the period. Fund holdings in the capital goods and energy industry groups contributed the most towards outperformance relative to the EAFE Index, followed by holdings in the utilities, insurance, and consumer services industry groups. Meanwhile, the top detractors to relative performance for the Fund were holdings in the transportation, consumer durables & apparel, materials, automobiles & components, and media industry groups. From a regional perspective, the top contributors to relative outperformance included Japan, France, Norway, the United Kingdom, and South Korea (which is not a constituent of the EAFE Index), while the Netherlands, Australia, Hong Kong, Singapore, and Switzerland detracted from relative performance. The Fund’s overweight versus the EAFE Index in the euro and the Swiss franc contributed to relative outperformance; however, an underweight in the Australian dollar offset most of this positive currency effect during the period. Our currency exposure is entirely a byproduct of our bottom-up security selection process.
Causeway International Value Fund

Significant Portfolio Changes
After considerable share price appreciation, we reduced exposure to or exited entirely from several of our most economically-sensitive holdings during the period. Top sales included two capital goods companies, factory automation & robotics manufacturer, Fanuc (Japan) and power equipment manufacturer & shipbuilder, Hyundai Heavy Industries Co. Ltd. (South Korea). In addition, we substantially reduced the number of shares held in three energy services companies, Aker Solutions ASA (Norway), Precision Drilling Corp (Canada), and Technip SA (France). Additional top sales for the period included power producer, E.ON (Germany), Mitsubishi Gas Chemical (Japan), telecommunication services provider, Telefonica (Spain), bank, Mitsubishi UFJ Financial Group (Japan), and luxury goods holding company, Richemont (Switzerland).
The global stock markets’ continued volatility provided a wealth of investment opportunities, across regions and sectors, in both cyclical and economically stable businesses. Over the last six months, the largest purchases included low voltage electrical equipment manufacturer, Legrand SA (France), natural gas utility, Snam Rete Gas SpA (Italy), bank, Barclays PLC (UK), British American Tobacco PLC (UK), jet engine manufacturer, Rolls-Royce Group PLC (UK), pharmaceutical giant, Novartis AG (Switzerland), energy services engineer, Tecnicas Reunidas SA (Spain), Toyota Motor Corp. (Japan), facilities engineering & construction contractor, Balfour Beatty PLC (UK), and metals & mining company, Eurasian Natural Resources Corp. PLC (UK).
Investment Outlook
The global economic recovery appears to be self-sustaining. The Organisation for Economic Co-operation and Development estimates the growth of the G-7 economies excluding Japan will be 3.2% for the first quarter of 2011 and 2.9% for the second quarter of 2011. The two most significant setbacks to global growth are higher commodity prices and disruptions (albeit temporary) to global supply chains from damaged manufacturing facilities and rationed power supply in Japan. Additional headwinds for global growth include cost-push inflation, fiscal austerity drag, the end of the second round of quantitative easing in the United States in June, central banks tightening, fiscal stress in euro zone peripheral countries, and weak US house prices. In early March, oil prices settled above $100 per barrel for the first time since the record-breaking year of 2008. If oil prices continue to rise, headline inflation will likely remain elevated, emerging markets’ central banks may keep tightening, and, in the developed world, real consumer incomes will likely suffer, weighing on discretionary spending. China recently raised interest rates for the fourth time since the financial crisis; the benchmark one-year lending rate increased to 6.31% from 6.06%. Early in April, the European Central Bank raised interest rates for the first time since the financial crisis. However, European policy makers are mindful of the stress placed on the most fiscally-crippled peripheral member states. Several months of evaluation will likely precede additional rate hikes. The Federal Reserve Bank’s Chairman Bernanke reaffirmed that he expects the effect of commodity prices on core inflation to be transitory, but if this turns out to be incorrect, or if inflation expectations move higher, then the Fed will need to respond. The Bank of Japan left rates unchanged and recently introduced a domestic bank lending facility to support reconstruction.
Causeway International Value Fund

The Fund benefited from taking equity volatility risk in 2009-2010, yet we believe the potential reward for taking volatility risk has diminished in the current environment. With this in mind, we deliberately lowered the expected beta (that is, price sensitivity to the EAFE Index) over the past few months. We have identified a number of investment candidates exhibiting stable earnings profiles, which makes us more confident investing in international equity markets with stock prices that we believe already reflect economic and earnings recovery. We continue to prefer companies with demonstrable fortress-like balance sheets, which dominate their industries. These companies have the wherewithal to counter inflationary cost pressures. Leading companies can combat higher costs either through greater efficiency or by passing on these costs to their customers. In addition, we continue to prefer exposure to high quality companies paying generous and growing cash dividends. That income stream pays the Fund to wait for future capital appreciation.
Unlike in 2010, when stock price performance within sectors was closely correlated, we are now seeing a return to the concept of winners and losers in the marketplace. We welcome this change, as we believe careful stock selection focused on valuation should generate alpha (excess return versus the benchmark). Despite a backdrop of instability, both geopolitically and from unforeseen natural disasters, our portfolio turnover has not exceeded our long-term average. We remain disciplined value investors, working diligently to identify mispriced securities through detailed fundamental and quantitative analysis, closely monitoring risk (i.e., volatility of returns), and focusing on the long-term investment horizon. Causeway’s track record of balancing diversification with conviction by holding a relatively concentrated number of securities (from a large investable universe), and combining fundamental valuation analysis with quantitative risk control tools, has served the Fund well over full market cycles.
Causeway International Value Fund

We thank you for your continued confidence in Causeway International Value Fund and look forward to serving you in the future.

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle
Portfolio Manager	Portfolio Manager	Portfolio Manager

Jonathan P. Eng	Kevin Durkin	Conor Muldoon
Portfolio Manager	Portfolio Manager	Portfolio Manager
The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice regarding any stock. These views and the portfolio holdings are subject to change. There is no guarantee that any forecasts made will come to pass.
As of 3/31/11, average annual total returns for the Institutional Class were 14.68% (one year), 2.77% (five year) and 9.53% (since inception), and for the Investor Class were 14.38% (one year), 2.53% (five year) and 9.26% (since inception). Inception was 10/26/01.
The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month-end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance may reflect fee waivers. In the absence of such fee waivers, total return may be reduced. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets, and will have lower performance than Institutional Class shares. Institutional Class shares pay no shareholder service fee. A 2% redemption fee is charged on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.
The MSCI EAFE® Index is an arithmetical average weighted by market value of the performance of approximately 1,000 non-U.S. companies representing 22 stock markets in Europe, Australasia, New Zealand and the Far East. The Index is gross of withholding taxes and assumes reinvestment of dividends and capital gains. The Index does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).
Causeway International Value Fund

Schedule of Investments (000)*
March 31, 2011 (Unaudited)

Causeway International Value Fund	Number of Shares	Value

Common Stock
France — 15.2%
Air Liquide	84,969	$11,287
AXA SA	1,275,638	26,649
BNP Paribas	347,272	25,393
European Aeronautic Defence and Space Co. NV	704,317	20,496
Gemalto NV	334,291	16,437
Legrand SA2	773,864	32,185
Sanofi-Aventis SA2	579,720	40,636
Technip SA	251,415	26,804
Vinci SA	514,847	32,164

		232,051

Germany — 9.4%
Bayer AG	253,148	19,597
Deutsche Post AG	1,535,665	27,675
Linde AG	273,213	43,141
Muenchener Rueckversicherungs AG	152,531	23,988
Siemens AG	214,148	29,342

		143,743

Greece — 1.8%
OPAP SA	1,246,415	26,683

Hong Kong — 1.5%
Yue Yuen Industrial Holdings Ltd.[2]	6,972,533	22,185

Ireland — 1.3%
Smurfit Kappa Group PLC[1,2]	1,589,258	20,242

Italy — 3.1%
Snam Rete Gas SpA	4,401,647	24,733
UniCredito SpA	8,999,430	22,236

		46,969

The accompanying notes are an integral part of the financial statements.
Causeway International Value Fund

Schedule of Investments (000)* (continued)
March 31, 2011 (Unaudited)

Causeway International Value Fund	Number of Shares	Value

Japan — 15.4%
Haseko Corp.	12,786,500	$9,843
Honda Motor Co. Ltd.	774,300	29,104
JGC Corp.	1,142,000	26,744
KDDI Corp.	3,118	19,314
Sankyo Co. Ltd.	316,300	16,226
Shin-Etsu Chemical Co. Ltd.	571,400	28,419
SMC Corp.	89,900	14,803
Sony Financial Holdings Inc.[2]	1,801,200	35,747
Tokyo Electron Ltd.	324,300	17,884
Toyota Motor Corp.	918,900	37,025

		235,109

Netherlands — 8.3%
Akzo Nobel NV	622,553	42,761
Reed Elsevier NV	3,609,566	46,435
TNT NV	1,420,291	36,422

		125,618

Norway — 1.1%
Aker Solutions ASA	694,302	15,959

Singapore — 1.1%
Singapore Airlines Ltd.	1,582,000	17,172

South Korea — 4.0%
Hyundai Heavy Industries Co. Ltd.	61,137	28,908
KT&G Corp.	600,287	31,289

		60,197

The accompanying notes are an integral part of the financial statements.
Causeway International Value Fund

Schedule of Investments (000)* (continued)
March 31, 2011 (Unaudited)

Causeway International Value Fund	Number of Shares	Value

Spain — 4.1%
Banco Santander SA	1,584,745	$18,393
Enagas	1,227,548	27,688
Tecnicas Reunidas SA	264,005	15,867

		61,948

Sweden — 1.5%
Skandinaviska Enskilda Banken AB, Class A	2,634,764	23,521

Switzerland — 9.8%
Givaudan SA	30,046	30,216
Novartis AG	720,294	39,078
Roche Holding AG	171,304	24,474
UBS AG	1,595,254	28,629
Zurich Financial Services AG	93,655	26,221

		148,618

United Kingdom — 19.3%
Aviva PLC	3,882,111	26,957
Balfour Beatty PLC	2,665,094	14,700
Barclays PLC	3,965,508	17,658
British American Tobacco PLC	1,108,045	44,479
Eurasian Natural Resources Corp. PLC	724,444	10,885
HSBC Holdings PLC	2,480,921	26,074
Michael Page International PLC	2,071,029	17,079
Petrofac Ltd.	367,509	8,780
Rexam PLC	4,169,000	24,307
Rio Tinto PLC	431,872	30,341
Rolls-Royce Group PLC	4,332,044	43,022
Vodafone Group PLC	10,430,729	29,537

		293,819

The accompanying notes are an integral part of the financial statements.
Causeway International Value Fund

Schedule of Investments (000)* (concluded)
March 31, 2011 (Unaudited)

Causeway International Value Fund	Number of Shares	Value

Total Common Stock (Cost $1,293,837) — 96.9%		$1,473,834

Short-Term Investment
Dreyfus Cash Management, Institutional Class, 0.110%**	35,332,330	35,332

Total Short-Term Investment (Cost $35,332) — 2.3%		35,332

Total Investments — 99.2% (Cost $1,329,169)		1,509,166

Other Assets in Excess of Liabilities — 0.8%		12,764

Net Assets — 100.0%		$1,521,930

*	Except for share data.

**	The rate reported is the 7-day effective yield as of March 31, 2011.

1	Non-income producing security.

2	Resales of portions of these securities are subject to Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally on foreign exchanges or to qualified institutional buyers.
The accompanying notes are an integral part of the financial statements.
Causeway International Value Fund

Sector Diversification
As of March 31, 2011, the sector diversification was as follows (Unaudited):

Causeway International Value Fund	% of Net Assets

Common Stock
Industrials	22.4%
Financials	19.8
Materials	15.9
Consumer Discretionary	12.3
Health Care	8.1
Energy	4.4
Telecommunication Services	3.2
Utilities	3.5
Consumer Staples	5.0
Information Technology	2.3

Total Common Stock	96.9

Short-Term Investment	2.3

Other Assets in Excess of Liabilities	0.8

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.
Causeway International Value Fund

Statement of Assets and Liabilities (000)* (Unaudited)

Causeway
International
Value Fund
3/31/11
Assets:
Investments at Value (Cost $1,329,169)	$1,509,166
Receivable for Investment Securities Sold	11,286
Receivable for Dividends and Interest	6,128
Receivable for Tax Reclaims	3,393
Foreign Currency (Cost $1,745)	1,744
Receivable for Fund Shares Sold	1,344
Prepaid Expenses	136

Total Assets	1,533,197

Liabilities:
Payable for Fund Shares Redeemed	6,710
Payable for Investment Securities Purchased	2,624
Payable due to Adviser	1,026
Payable for Shareholder Service Fees — Investor Class	96
Payable for Trustees’ Fees	91
Payable due to Administrator	72
Other Accrued Expenses	648

Total Liabilities	11,267

Net Assets	$1,521,930

Net Assets:
Paid-in Capital (unlimited authorization — no par value)	$1,778,588
Undistributed Net Investment Income	6,116
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(443,049)
Net Unrealized Appreciation on Investments	179,997
Net Unrealized Appreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	278

Net Assets	$1,521,930

Net Asset Value Per Share (based on net assets of $1,157,353,118 ÷ 87,403,770 shares) — Institutional Class	$13.24

Net Asset Value Per Share (based on net assets of $364,576,563 ÷ 27,696,585 shares) — Investor Class	$13.16

*	Except for Net Asset Value data.
The accompanying notes are an integral part of the financial statements.
Causeway International Value Fund

Statement of Operations (000) (Unaudited)

Causeway
International
Value Fund
10/01/10 to
3/31/11
Investment Income:
Dividend Income (net of foreign taxes withheld of $2,118)	$16,908

Total Investment Income	16,908

Expenses:
Investment Advisory Fees	6,774
Shareholder Service Fees — Investor Class	733
Administration Fees	471
Custodian Fees	313
Transfer Agent Fees	222
Printing Fees	181
Trustees’ Fees	138
Professional Fees	99
Registration Fees	22
Other Fees	142

Total Expenses	9,095

Net Investment Income	7,813

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain from Security Transactions(1)	96,266
Net Realized Loss from Foreign Currency Transactions	(133)
Net Change in Unrealized Appreciation on Investments	103,277
Net Change in Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	115

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	199,525

Net Increase in Net Assets Resulting from Operations	$207,338

(1)	Includes realized gains from in-kind transaction (see Note 8 in Notes to Financial Statements).
The accompanying notes are an integral part of the financial statements.
Causeway International Value Fund

Statement of Changes in Net Assets (000)

	Causeway International Value Fund
	10/01/10 to	10/01/09 to
	3/31/11	9/30/10
	(Unaudited)	(Audited)
Operations:
Net Investment Income	$7,813	$31,026
Net Realized Gain from Security Transactions	96,266 (1)	3,909
Net Realized Loss from Foreign Currency Transactions	(133)	(884)
Net Change in Unrealized Appreciation on Investments	103,277	85,108
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	115	(89)

Net Increase in Net Assets Resulting from Operations	207,338	119,070

Dividends and Distributions to Shareholders:
Dividends from Net Investment Income:
Institutional Class	(16,726)	(18,002)
Investor Class	(12,187)	(15,731)

Total Dividends from Net Investment Income	(28,913)	(33,733)

Total Dividends and Distributions to Shareholders	(28,913)	(33,733)

Net Decrease in Net Assets Derived from Capital Share Transactions(2)	(580,007)	(310,562)
Redemption Fees(3)	7	3

Total Decrease in Net Assets	(401,575)	(225,222)

Net Assets:
Beginning of Period	1,923,505	2,148,727

End of Period	$1,521,930	$1,923,505

Undistributed Net Investment Income	$6,116	$27,216

(1)	Includes realized gains from in-kind transaction (see Note 8 in Notes to Financial Statements).

(2)	See Note 7 in the Notes to Financial Statements.

(3)	See Note 2 in the Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.
Causeway International Value Fund

Financial Highlights
For the six months ended March 31, 2011 (Unaudited) and the years ended September 30,
For a Share Outstanding Throughout the Periods

			Net Realized
			and
	Net Asset		Unrealized		Dividends	Distributions	Total
	Value,	Net	Gain	Total	from Net	from	Dividends
	Beginning	Investment	(Loss) on	from	Investment	Capital	and
	of Period ($)	Income ($)	Investments ($)	Operations ($)	Income ($)	Gains ($)	Distributions ($)

Causeway International Value Fund†
Institutional Class
2011(1)	11.86	0.08	1.49	1.57	(0.19)	—	(0.19)
2010	11.30	0.18	0.57	0.75	(0.19)	—	(0.19)
2009	12.14	0.20	(0.08)	0.12	(0.51)	(0.45)	(0.96)
2008	21.85	0.42	(5.68)	(5.26)	(0.45)	(4.00)	(4.45)
2007	19.04	0.39	3.54	3.93	(0.23)	(0.89)	(1.12)
2006	16.99	0.39	2.61	3.00	(0.37)	(0.58)	(0.95)
Investor Class
2011(1)	11.77	0.02	1.53	1.55	(0.16)	—	(0.16)
2010	11.23	0.15	0.56	0.71	(0.17)	—	(0.17)
2009	12.05	0.18	(0.07)	0.11	(0.48)	(0.45)	(0.93)
2008	21.71	0.39	(5.64)	(5.25)	(0.41)	(4.00)	(4.41)
2007	18.93	0.33	3.53	3.86	(0.19)	(0.89)	(1.08)
2006	16.90	0.35	2.60	2.95	(0.34)	(0.58)	(0.92)

(1)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.

†	Per share amounts calculated using average shares method.
Amounts designated as “—” are $0 or are rounded to $0.
The accompanying notes are an integral part of the financial statements.
Causeway International Value Fund

					Ratio
				Ratio of	of Net
			Net Assets	Expenses	Investment
	Net Asset		End of	to Average	Income	Portfolio
Redemption	Value, End	Total	Period	Net	to Average	Turnover
Fees ($)	of Period ($)	Return (%)	($000)	Assets (%)	Net Assets (%)	Rate (%)

—	13.24	13.42	1,157,353	0.99	1.21	19
—	11.86	6.71	1,029,606	0.98	1.62	32
—	11.30	4.28	1,110,262	0.99	2.29	47
—	12.14	(29.24)	1,548,542	0.91	2.56	29
—	21.85	21.22	3,080,040	0.90	1.89	40
—	19.04	18.54	3,323,722	0.92	2.18	38

—	13.16	13.32	364,577	1.23	0.39	19
—	11.77	6.38	893,899	1.22	1.39	32
—	11.23	4.07	1,038,465	1.23	2.07	47
—	12.05	(29.40)	1,002,473	1.15	2.38	29
—	21.71	20.92	1,783,973	1.13	1.63	40
—	18.93	18.27	1,433,361	1.15	1.97	38
The accompanying notes are an integral part of the financial statements.
Causeway International Value Fund

Notes to Financial Statements (Unaudited)
1. Organization
Causeway International Value Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on October 26, 2001. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has four additional series, the financial statements of which are presented separately.
2. Significant Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund.
Use of Estimates in the Preparation of Financial Statements — The preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”) in the United States of America requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Security Valuation — Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of regular trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in the Dreyfus Cash Management money market fund are valued daily at the net asset value per share.
Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the
Causeway International Value Fund

Notes to Financial Statements (Unaudited)
(continued)
security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.
The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides a fair value for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.
In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:
• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
• Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
• Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. As of March 31, 2011, all of the Fund’s investments are Level 1.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. There were no significant transfers between Level 1 and Level 2 during the reporting period, based on the input level assigned under the hierarchy at the beginning and end of the reporting period.
For the six months ended March 31, 2011, there were no significant changes to the Fund’s fair value methodologies.
Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax
Causeway International Value Fund

Notes to Financial Statements (Unaudited)
(continued)
returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.
As of and during the six months ended March 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period the Fund did not incur any significant interest or penalties.
Security Transactions and Related Income — Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.
Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars on the following basis:
(1)	the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2)	purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.
Foreign Currency Exchange Contracts — When the Fund purchases or sells foreign securities, it may enter into foreign currency exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.
Expense/Classes — Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/ losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.
Causeway International Value Fund

Notes to Financial Statements (Unaudited)
(continued)
Dividends and Distributions — Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.
Redemption Fee — The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to omnibus account arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund seeks agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. The Fund’s redemption fee also does not apply to shares redeemed by Causeway International Opportunities Fund, which is a fund-of-funds that invests in the Fund. For the six months ended March 31, 2011, the Institutional Class and Investor Class retained $243 and $7,052 in redemption fees, respectively.
Cash Equivalents — Idle cash may be swept into various money market sweep accounts and is classified as Cash Equivalents on the Statement of Assets and Liabilities. Amounts invested are generally available on the same business day.
Other — Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the statement of operations. For the six months ended March 31, 2011, the Fund received commission recapture payments of $32,850.
3. Investment Advisory, Administration, Shareholder Service and Distribution Agreements
The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser contractually agreed through January 31, 2012 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of Institutional Class and Investor Class average daily net assets. No waivers or reimbursements were required for the six months ended March 31, 2011.
The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate
Causeway International Value Fund

Notes to Financial Statements (Unaudited)
(continued)
average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Fund is subject to a minimum annual fee of $165,000. If the Fund has three or more share classes, it is subject to an additional minimum fee of $20,000 per additional share class (over two).
The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six months ended March 31, 2011, the Investor Class paid 0.24% of average daily net assets under this plan.
The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.
The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.
4. Investment Transactions
The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the six months ended March 31, 2011, for the Fund were as follows:

Purchases	Sales
(000)	(000)

$307,701	$443,800
5. Risks of Foreign Investing
Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.
6. Federal Tax Information
The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.
The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund
Causeway International Value Fund

Notes to Financial Statements (Unaudited)
(continued)
accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.
The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.
Accordingly, the following permanent differences, which are primarily due to realized losses on foreign currency transactions, were reclassified to/(from) the following accounts as of September 30, 2010 (000):

Undistributed	Accumulated
Net Investment	Net Realized
Income	Gain

$(884)	$884
These reclassifications had no impact on net assets or net asset value per share.
The tax character of dividends and distributions declared during the fiscal years ended September 30, 2010 and September 30, 2009, were as follows (000):

	Ordinary	Long-Term
	Income	Capital Gain	Total

2010	$33,733	$—	$33,733
2009	93,940	85,471	179,411
As of September 30, 2010, the components of accumulated losses on a tax basis were as follows (000):

Undistributed Ordinary Income	$28,005
Capital Loss Carryforwards	(508,374)
Unrealized Appreciation	61,764
Post-October Capital Losses	(15,688)
Post-October Currency Losses	(773)
Other Temporary Differences	(17)

Total Accumulated Losses	$(435,083)

Post-October Capital and Currency Losses represent losses realized on securities and currency transactions from November 1, 2009 through September 30, 2010 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.
For Federal income tax purposes, capital loss carryforwards represent realized losses that the Fund may carryforward for a maximum period of eight years and apply against future net realized gains. The following summarizes the capital loss carryforwards as of September 30, 2010.

Expiring in Fiscal Year	Amount

2017	$45,997
2018	462,377

Total capital loss carryforwards	$508,374

At March 31, 2011, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

			Net
Federal	Appreciated	Depreciated	Unrealized
Tax Cost	Securities	Securities	Appreciation

$1,329,169	$233,537	$(53,540)	$179,997
Causeway International Value Fund

Notes to Financial Statements (Unaudited)
(concluded)
7. Capital Shares Issued and Redeemed (000)

	Six Months Ended		Fiscal Year Ended
	March 31, 2011 (Unaudited)		September 30, 2010 (Audited)
	Shares	Value	Shares	Value
Institutional Class:
Shares Sold	6,927	$88,589	12,817	$144,694
Shares Issued in Reinvestment of Dividends and Distributions	1,246	15,096	1,360	15,257
Shares Redeemed	(7,602)	(97,057)	(25,589)	(286,041)

Increase (Decrease) in Shares Outstanding Derived from Institutional Class Transactions	571	$6,628	(11,412)	$(126,090)

Investor Class:
Shares Sold	3,986	51,011	46,170	517,261
Shares Issued in Reinvestment of Dividends and Distributions	1,002	12,080	1,399	15,612
Shares Redeemed	(13,621)	(168,929)	(64,123)	(717,345)
Shares Redeemed In-Kind	(39,589)	(480,797)	—	—

Decrease in Shares Outstanding Derived from Investor Class Transactions	(48,222)	(586,635)	(16,554)	(184,472)

Decrease in Shares Outstanding from Capital Share Transactions	(47,651)	$(580,007)	(27,966)	$(310,562)

8. In-Kind Redemption
The redemption in-kind reflects the valuation of the underlying securities in accordance with the Fund’s pricing and valuation procedures. The share prices used to calculate the Fund’s net asset value were the same prices used to calculate the value of the redemption in-kind. For the six months ended March 31, 2011, the Fund realized gains from in-kind redemptions of $12,553,479.
9. Subsequent Events
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements.
Causeway International Value Fund

Disclosure of Fund Expenses (Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.
Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.
The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The table on the next page illustrates the Fund’s costs in two ways:
Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.
You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”
Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.
NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.
Causeway International Value Fund

Disclosure of Fund Expenses (Unaudited)
(concluded)

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	10/1/10	3/31/11	Ratios	Period*

Causeway International Value Fund

Actual Fund Return
Institutional Class	$1,000.00	$1,134.20	0.99%	$5.28
Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.98	0.99%	$5.00

Causeway International Value Fund

Actual Fund Return
Investor Class	$1,000.00	$1,133.20	1.23%	$6.53
Hypothetical 5% Return
Investor Class	$1,000.00	$1,018.80	1.23%	$6.18

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
Causeway International Value Fund

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Investment Adviser:
Causeway Capital Management LLC
11111 Santa Monica Boulevard
15th Floor
Los Angeles, CA 90025
Distributor:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456
To Obtain More Information:
Call 1-866-947-7000 or visit us online at www.causewayfunds.com
This material must be preceded or accompanied by a current prospectus.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling
1-866-947-7000; and (ii) on the Commission’s website at http://www.sec.gov.
CCM-SA-003-0400
Causeway International Value Fund

Item 2. Code of Ethics.
Not applicable for semi-annual report.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual report.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual report.
Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end management investment companies.
Item 6. Schedule of Investments.
See Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end management investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end management investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end management investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees.
Item 11. Controls and Procedures.
(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12. Exhibits.
(a)(1) Not applicable for semi-annual report.
(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.
(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By (Signature and Title)*	/s/ Turner Swan Turner Swan, President
Date: June 6, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Turner Swan Turner Swan, President

Date: June 6, 2011

By (Signature and Title)*	/s/ Michael Lawson Michael Lawson, Treasurer
Date: June 6, 2011